Note 14 - Income Taxes - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Allowance for credit losses	$ 1,360	$ 1,419
Deferred loan fees	83	162
Stock-based compensation	16	11
Unrealized loss on investment securities available for sale	0	3
Interest on non-accrual loans	119	1
Total deferred tax assets	1,578	1,596
Bank premises and equipment	(327)	(249)
Intangible	(32)	(28)
Total deferred tax liabilities	(359)	(277)
Net Deferred Tax Asset	$ 1,219	$ 1,319